                                POWER OF ATTORNEY


     I, the undersigned officer of Schroder Series Trust, hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, and Sharon L. Haugh as my true and lawful attorneys, with full power to each of them individually, to sign for me, and in my name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Schroder Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.



NAME                               CAPACITY                         DATE
----                               --------                         ----

\s\ Mark J. Smith              Trustee and Chairman                2/2/98
-------------------            of the Trust                        ------
Mark J. Smith

                                POWER OF ATTORNEY


     I, the undersigned Trustee of Schroder Series Trust, hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, Sharon L. Haugh, and Mark J. Smith as my true and lawful attorneys, with full power to each of them individually, to sign for me, and in my name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Schroder Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.



NAME                            CAPACITY                         DATE
----                            --------                         ----

\s\ Sharon L.Haugh              Trustee                          1/21/98
-------------------                                              -------
Sharon L. Haugh

                                POWER OF ATTORNEY


     I, the undersigned officer of Schroder Series Trust, hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, Sharon L. Haugh, and Mark J. Smith as my true and lawful attorneys, with full power to each of them individually, to sign for me, and in my name and in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement of Schroder Series Trust on Form N-1A and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.





NAME                               CAPACITY                       DATE
----                               --------                       ----

\s\ Fergal Cassidy             Assistant Treasurer and           1/21/98
-------------------            Principal Financial and           -------
Fergal Cassidy                 Accounting Officer